UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2008

Teradyne, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, Massachusetts	01864
(Address of Principal Executive Offices)	(Zip Code)

(978) 370-2700

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of an Acquisition or Disposition of Assets.

On January 25, 2008, Teradyne, Inc. (“Teradyne”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting its acquisition of Nextest Systems Corporation (“Nextest”). This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The following unaudited interim condensed consolidated financial statements of Nextest are filed hereto as Exhibit 99.2 and incorporated herein by reference:

Nextest Condensed Consolidated Financial Statements as of September 29, 2007 and for the quarterly period ended September 29, 2007.

The following audited consolidated financial statements of Nextest and the related report of its independent registered public accounting firm are filed hereto as Exhibit 99.3 and incorporated herein by reference:

Nextest Consolidated Financial Statements as of June 30, 2007 and June 30, 2006 and for years ended June 30, 2007, June 24, 2006 and June 25, 2005.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Teradyne as of September 30, 2007 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and for the nine months ended September 30, 2007 and the notes to such unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits

Exhibit	Description
23.1	Consent of PricewaterhouseCoopers LLP.

99.2(1)	Nextest Unaudited Condensed Consolidated Financial Statements as of September 29, 2007 and for the quarterly period ended September 29, 2007.

99.3(2)	Nextest Audited Consolidated Financial Statements as of June 30, 2007 and June 30, 2006 and for years ended June 30, 2007, June 24, 2006 and June 25, 2005.

99.4	Unaudited Pro Forma Condensed Combined Balance Sheet of Teradyne as of September 30, 2007 and Unaudited Pro Forma Condensed Combined Condensed Statements of Operations of Teradyne for the year ended December 31, 2006 and for the nine months ended September 30, 2007 and the notes to such unaudited pro forma condensed combined financial statements.

(1)	Incorporated by reference to Nextest’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 29, 2007.
(2)	Incorporated by reference to Nextest’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERADYNE, INC.

Date: April 8, 2008	By:	/s/ Gregory R. Beecher
	Name:	Gregory R. Beecher
	Title:	Vice President, Chief Financial Officer and Treasurer

3